Exhibit 10.16

This Agreement is entered into as of April 16, 2012 by and between Gerald Modesitt Trust U/A/D 12/9/83 (“Trust”) and Generation Zero Group, Inc. (“GNZR”).

RECITALS:

A.	GNZR executed that certain promissory note (“NOTE”) on November 4, 2010 in the original principal amount of $250,000 with Gerald Modesitt (“GM”) as the Holder.
B.	GM assigned his interest in the Note as Holder to Trust upon receipt of the Note.
C.	GM and GNZR entered into an amendment dated November 4, 2011.
D.	Trust and GNZR desire to amend the Note and enter into certain agreements in connection with the execution and deliver y of this Agreement.

NOW THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.
Provided that GNZR secures new financing in the gross amount of not less than $250,000 on or before June 15, 2012, GM agrees that the new maturity Date of the Note shall be June 2, 2014.  If the aforementioned funding does not occur in a timely manner, this Agreement shall be null and void.

2.	Except as modified by this Agreement, the Note shall remain in full force and effect in accordance with its terms, as amended by the November 4, 2011 amendment.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GERALD MODESITT TRUST U/A/D	Generation Zero Group, Inc.
12/9/83

By /s/ Gerald Modesitt	By /s/ Matthew Krieg
Trustee	CEO

This Agreement is entered into as of June 15, 2012 by and between Gerald Modesitt Trust U/A/D 12/9/83 (“Trust”) and Generation Zero Group, Inc. (“GNZR”).

RECITALS:

E.	GNZR executed that certain promissory note (“NOTE”) on November 4, 2010 in the original principal amount of $250,000 with Gerald Modesitt (“GM”) as the Holder.
F.	GM assigned his interest in the Note as Holder to Trust upon receipt of the Note.
G.	GM and GNZR entered into an amendment dated November 4, 2011.
H.	GM and GNZR entered into another amendment dated April 16, 2012.
I.	Trust and GNZR desire to amend the Note and enter into certain agreements in connection with the execution and deliver y of this Agreement.

NOW THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

3.	GM agrees that the new maturity Date of the Note shall be June 2, 2014.
4.	Except as modified by this Agreement, the Note shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GERALD MODESITT TRUST U/A/D	Generation Zero Group, Inc.
12/9/83

By /s/ Gerald Modesitt	By /s/ Matthew Krieg
Trustee	CEO